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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2006

                             CATHAY GENERAL BANCORP
             (Exact name of registrant as specified in its charter)

                Delaware                 0-18630             95-4274680
     (State or other jurisdiction      (Commission         (IRS Employer
           of incorporation)           File Number)     Identification No.)

      777 North Broadway, Los Angeles, California             90012
        (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (213) 625-4700

                                 Not Applicable

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

     On October 18, 2006, Cathay General Bancorp announced in a press release the completion of its acquisition of New Asia Bancorp, Inc., the holding company for New Asia Bank.

     Reference is hereby made to the press release, which is attached as Exhibit
99.1 hereto, and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

     99.1    Press Release of Cathay General Bancorp dated October 18, 2006.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 18, 2006


                                                CATHAY GENERAL BANCORP


                                                By: /s/ Heng W. Chen
                                                    ----------------------------
                                                    Heng W. Chen
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

Number   Exhibit
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99.1     Press Release of Cathay General Bancorp dated October 18, 2006.